Revolving Credit Facility	6 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Revolving Credit Facility
Revolving Credit Facility

On October 12, 2019, Endava entered into a new multicurrency revolving credit facility with HSBC Bank plc, as agent, and HSBC UK Bank plc, DNB (UK) Limited, Keybank National Association and Silicon Valley Bank as mandated lead arrangers, bookrunners and original lenders. The Multicurrency Revolving Credit Facility is an unsecured revolving credit facility in the amount of £200 million with an initial term of three years, and it replaced the prior £50 million secured facility with HSBC UK Bank Plc. The Multicurrency Revolving Credit Facility also provides for uncommitted accordion options of up to an aggregate of £75 million in additional borrowing. The Multicurrency Revolving Credit Facility is intended to support Endava's future capital investments and development activities.